Exhibit 10.2

JOINDER, RESIGNATION AND ACKNOWLEDGMENT

THIS JOINDER, RESIGNATION AND ACKNOWLEDGMENT dated as of April 3, 2012 (this “Joinder”) with respect to that certain Intercreditor Agreement dated as of October 20, 2009 (as amended, restated or otherwise modified from time to time prior to the date hereof, the “Intercreditor Agreement”), among HERCULES OFFSHORE, INC., a Delaware corporation (“Hercules”), the Subsidiary Guarantors from time to time party thereto, UBS AG, STAMFORD BRANCH (“UBS”), as initial Authorized Representative for the Senior Loan Secured Parties and initial Bank Collateral Agent, U.S. BANK NATIONAL ASSOCIATION, as Notes Collateral Agent for the Notes Secured Parties, and the additional Authorized Representatives from time to time a party thereto, is among

(i) UBS, as resigning Bank Collateral Agent and resigning Controlling Agent under the Intercreditor Agreement, and (ii) DEUTSCHE BANK TRUST COMPANY AMERICAS (“DBTCA”), as Authorized Representative for the new Senior Loan Secured Parties under the Intercreditor Agreement, and as new Bank Collateral Agent and new Controlling Agent under the Intercreditor Agreement.

A. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Intercreditor Agreement.

B. Contemporaneous herewith the Existing Credit Agreement is being Refinanced pursuant to that certain Credit Agreement of even date herewith (the “Credit Agreement”) among Hercules, the Subsidiary Guarantors, the lenders party thereto, DBTCA, as administrative agent, collateral agent and issuing bank, UBS Securities LLC, as syndication agent, and Credit Suisse AG Cayman Islands Branch and Goldman Sachs USA Bank, as co-documentation agents.

C. Pursuant to such Refinancing and the terms of the Intercreditor Agreement, the Credit Agreement is replacing the Existing Credit Agreement as the Senior Credit Agreement under the Intercreditor Agreement, DBTCA is replacing UBS as Authorized Representative for the Senior Loan Secured Parties and as Bank Collateral Agent, and as a result thereof, DBTCA is also replacing UBS as Controlling Agent.

Accordingly, UBS and DBTCA agree as follows:

SECTION 1. Pursuant to the Refinancing of the Existing Credit Agreement pursuant to the Credit Agreement, and pursuant to the terms of the Intercreditor Agreement, contemporaneously herewith the Credit Agreement is replacing the Existing Credit Agreement as the “Senior Credit Agreement” under the Intercreditor Agreement. In connection with such Refinancing and replacement:

(a)	UBS hereby RESIGNS as Authorized Representative for the Senior Loan Secured Parties and as Bank Collateral Agent under the Intercreditor Agreement, and pursuant to such resignation and as provided by the terms of the Intercreditor Agreement, UBS acknowledges and agrees that UBS shall cease to act as, and hereby RESIGNS as, Controlling Agent thereunder;

Joinder to

Intercreditor Agreement

(b)	DBTCA, as Authorized Representative for the new Senior Loan Secured Parties, hereby ASSUMES the position of Authorized Representative of the Senior Loan Secured Parties and the position of Bank Collateral Agent under the Intercreditor Agreement and agrees to act in such capacities thereunder, and pursuant to such assumption and as provided by the terms of the Intercreditor Agreement, acknowledges and agrees that DBTCA shall act as, and hereby agrees to act in the capacity of, Controlling Agent thereunder; and

(c)	DBTCA hereby acknowledges and agrees that DBTCA, acting as and in the capacity of Bank Collateral Agent under the Intercreditor Agreement (i) shall be subject to and bound by the Intercreditor Agreement with the same force and effect as if DBTCA had originally been named therein as Bank Collateral Agent, (ii) hereby agrees to all the terms and provisions of the Intercreditor Agreement applicable to it as Bank Collateral Agent and Authorized Representative in respect of the Senior Loan Obligations and to the Senior Loan Secured Parties that it represents, (iii) is authorized as the Controlling Agent to take such actions on its behalf and to exercise such powers as are delegated to the Controlling Agent in the Collateral Documents, together with such actions and powers as are reasonably incidental thereto, (iv) shall take (or shall cause to be taken) such actions and shall not take (or shall cause to not be taken) such actions as the Controlling Agent may instruct with respect to the Shared Collateral in accordance with, and subject to, the Intercreditor Agreement, (v) shall in such capacity as Controlling Agent, be acting on its behalf and on behalf of all other Senior Secured Parties with respect to the Shared Collateral as set forth in the Intercreditor Agreement and (vi) shall be entitled to all rights, titles, interests, remedies, powers, benefits and privileges accorded the Bank Collateral Agent under the Intercreditor Agreement. Each reference to the “Bank Collateral Agent” in the Intercreditor Agreement shall hereinafter be deemed to refer to DBTCA in such capacity, and each reference to an “Authorized Representative” therein shall be deemed to include DBTCA in such capacity. The Intercreditor Agreement is hereby incorporated herein by reference.

SECTION 2. All parties hereto acknowledge that upon the effectiveness of this Joinder UBS shall have no further obligations under the Intercreditor Agreement. The Obligors acknowledge that all of their obligations to UBS under Section 5.15 of the Intercreditor Agreement survive the repayment of the current Senior Loan Obligations.

SECTION 3. DBTCA represents and warrants to the other Senior Secured Parties that (i) it has full power and authority to enter into this Joinder, in its capacity as new Bank Collateral Agent and new Controlling Agent, (ii) this Joinder has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with the terms hereof and the Intercreditor Agreement and (iii) the Senior Loan Documents relating to the Senior Loan Obligations provide that, upon DBTCA’s entry into this Joinder, the Senior Lenders and the other Senior Loan Secured Parties in respect of such Senior Loan Obligations will be subject to and bound by the provisions of the Intercreditor Agreement as Senior Loan Secured Parties.

SECTION 4. This Joinder may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This

Joinder to

Intercreditor Agreement

Joinder shall become effective when (a) the current Senior Loan Obligations have been paid in full in cash, (b) all lending commitments under the Existing Senior Credit Agreement have been terminated, (c) there are no outstanding letters of credit issued under the Existing Senior Credit Agreement other than such as have been fully cash collateralized under documents and arrangements satisfactory to the issuer of such letters of credit and (d) DBTCA shall have received a counterpart of this Joinder that bears the signature of UBS, DBTCA, Hercules and the Subsidiary Guarantors. Delivery of an executed signature page to this Joinder by facsimile or other electronic transmission shall be effective as delivery of a manually signed counterpart of this Joinder.

SECTION 5. Except as expressly supplemented hereby, the Intercreditor Agreement shall remain in full force and effect.

SECTION 6. THIS JOINDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 7. In case any one or more of the provisions contained in this Joinder should be held invalid, illegal or unenforceable in any respect, no party hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein and in the Intercreditor Agreement shall not in any way be affected or impaired. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 8. All communications and notices hereunder shall be in writing and given as provided in Section 5.01 of the Intercreditor Agreement. All communications and notices hereunder to DBTCA as Authorized Representative of the Senior Loan Secured Parties, as new Controlling Agent and/or as new Bank Collateral Agent shall be given to it at the address set forth below its signature hereto.

By acknowledging and agreeing to this Joinder, each of Hercules and the Subsidiary Guarantors party hereto hereby reaffirms the security interests granted pursuant to each of the Collateral Documents to which it is a party to secure the Senior Obligations.

[Signature pages follow.]

Joinder to

Intercreditor Agreement

IN WITNESS WHEREOF, the parties hereto have duly executed this Joinder to the Intercreditor Agreement as of the day and year first above written.

UBS AG, STAMFORD BRANCH, as resigning Bank Collateral Agent, and as resigning Controlling Agent,

By	/s/ MARY E. EVANS
Name:	Mary E. Evans
Title:	Associate Director

By	/s/ IRJA R. OTSA
Name:	Irja R. Otsa
Title:	Associate Director

Joinder to

Intercreditor Agreement

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Authorized Representative for new Senior Loan Secured Parties, and as new Bank Collateral Agent, and as new Controlling Agent

By	/s/ MICHAEL GETZ
Name:	Michael Getz
Title:	Vice President

By	/s/ EVELYN THIERRY
Name:	Evelyn Thierry
Title:	Director

Address for notices:

Deutsche Bank Trust Company Americas
60 Wall Street, 44th Floor
New York, NY 10005
attention of: Stephen Cunningham
Telecopy: 646-736-7102

Joinder to

Intercreditor Agreement

HERCULES OFFSHORE, INC., Individually and as successor-by-merger to THE Hercules Offshore Drilling Company LLC

By	/s/ STEPHEN M. BUTZ
Name:	Stephen M. Butz
Title:	Senior Vice President and Chief Financial Officer

THE SUBSIDIARY GUARANTORS LISTED ON SCHEDULE 1 HERETO

By	/s/ STEPHEN M. BUTZ
Name:	Stephen M. Butz
Title:	Vice President

The undersigned original Subsidiary Guarantors

under the Existing Credit Agreement execute this

Joinder, Resignation and Acknowledgement solely

for purposes of making the acknowledgments set

forth in Section 2 above.

HERCULES OFFSHORE HOLDINGS LTD. HERCULES OFFSHORE MIDDLE EAST LTD.

By	/s/ STEPHEN M. BUTZ
Name:	Stephen M. Butz
Title:	Vice President

Joinder to

Intercreditor Agreement

Schedule 1 to Joinder to

Intercreditor Agreement

SUBSIDIARY GUARANTORS

1.	Cliffs Drilling Company

2.	Cliffs Drilling Trinidad L.L.C.

3.	FDT LLC (f/k/a Delta Towing, LLC)

4.	FDT Holdings LLC (f/k/a/ Delta Holdings, LLC)

5.	Hercules Drilling Company, LLC

6.	Hercules Offshore Liftboat Company LLC

7.	HERO Holdings, Inc.

8.	SD Drilling LLC

9.	THE Offshore Drilling Company

10.	THE Onshore Drilling Company,
individually and as successor-by-merger to TODCO Management Services, Inc.

11.	TODCO Americas Inc.

12.	TODCO International Inc.

13.	TODCO Mexico Inc.

14.	Hercules Liftboat Company, LLC

15.	Hercules Offshore Services LLC

Schedule 1 to Joinder to

Intercreditor Agreement